                         REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of the 24th day of May, 1995, between Landmark Graphics Corporation, a Delaware corporation ("Landmark"), and the individuals executing this Agreement (each, a "Holder" and collectively, the "Holders") evidences the following:

         WHEREAS, pursuant to that certain Stock Purchase Agreement, dated May 24, 1995 (the "Acquisition Agreement"), by and among Landmark and the Holders, the Holders have been issued shares (collectively, the "Purchase Shares") of the common stock, par value $.05 per share, of Landmark (the "Common Stock");

         WHEREAS, to insure that they will have liquidity in the future (with respect to their Registrable Stock, as defined below), the Holders wish to have certain registration rights and Landmark wishes to grant such rights;

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         DEFINITION. As used herein, the following terms have the following meanings:

         "Acquisition" means acquisition by Landmark of at least ninety percent (90%) of the issued and outstanding capital stock of GeoGraphix, Inc., a Colorado corporation, pursuant to the Acquisition Agreement.

         "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

         "Initiating Holders" shall mean any Holder or Holders who in the aggregate own not less than 25% of the aggregate number of shares of Registrable Stock, which shares have not previously been sold to the public.

         "Register", "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         "Registrable Stock" means the Purchase Shares held by the Holders from time to time and all shares of Common Stock issued by Landmark in respect of such Purchase Shares.

         "Registration Statement" means a registration statement prepared on an appropriate form promulgated under the Securities Act.




REGISTRATION RIGHTS AGREEMENT - Page 1

         1.      REQUIRED REGISTRATION.

                 (a) At any time after the consummation of the Acquisition, but prior to June 2, 1997, at the written request of the Initiating Holders, Landmark shall prepare, file with the Commission and use its commercially reasonable best efforts to have declared effective, a Registration Statement with respect to the distribution of Registrable Stock. Each such request shall be made by delivery of written notice to Landmark by the Initiating Holders, which notice shall (i) request the preparation of the Registration Statement pursuant to the terms of this Section 1, (ii) include the number of shares of Registrable Stock to be offered by such Initiating Holders pursuant to such Registration Statement, and (iii) be sent by Landmark to all other Holders. Each other Holder shall be permitted by written notice to Landmark, within 20 calendar days after receipt of notice of any registration demanded hereunder, to include all or part of Registrable Stock of such Holder in such registration. Notwithstanding anything contained herein to the contrary, Landmark will not be obligated to effect, or take any further action to effect, any such registration pursuant to this Section 1 after Landmark has effected two (2) such registrations pursuant to this Section 1, which registrations have been declared or ordered effective. The registration referenced in Section 1(b) below shall be deemed to constitute one (1) registration for purposes of this Section 1 but only if such registration has been declared or ordered effective. Holders shall not initiate any request for registration pursuant to this Section 1 during such time as Landmark is using its commercially reasonable best efforts to cause the Registration Statement referenced in Section 1(b) below to be declared or ordered effective or during such time as such Registration Statement is effective.

                 (b) As soon as reasonably practicable following the consummation of the Acquisition, Landmark will use its commercially reasonable best efforts to (i) file with the Commission a Registration Statement on Form S-3 (or, should Form S-3 be unavailable to Landmark, on another appropriate form) registering the distribution of the Registrable Stock under the Securities Act, (ii) cause such Registration Statement to be declared effective as soon thereafter as is practicable and (iii) remain effective through June 2, 1997.

                 (c) Except as noted in Section 1(b), Landmark shall not be obligated to cause any Registration Statement filed pursuant to this Section 1 to remain effective for more than ninety (90) days.

         2. INCIDENTAL REGISTRATION. If at any time after the consummation of the Acquisition and prior to June 2, 1997, and subject to the limitations hereinafter set forth, Landmark proposes to register any of its securities ("Company Securities") under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 promulgated under the Securities Act is applicable), whether or not for sale for its own account, on a form and in a manner which would permit registration of the distribution of Registrable Stock to the public under the Securities Act, it will, each such time, give written notice to all Holders of its intention to do so, describing such Company Securities and specifying the form and manner and the other relevant facts involved in such proposed registration. Upon the written request of





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a Holder or Holders (individually, each a "Holder Request" and collectively, the "Holder Requests") given within 20 days after receipt of any such notice (stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition), Landmark will use its commercially reasonable best efforts to cause the aggregate of the Registrable Stock designated in the Holder Requests to be included in such registration so as to permit the disposition (in accordance with the methods specified in the Holder Request(s)) by such Holder or Holders of the Registrable Stock so registered; provided that:

                 (i) if, at any time after giving such notice of its intention to register any Company Securities and prior to the effective date of the Registration Statement filed in connection with such registration, Landmark shall determine for any reason not to register any Company Securities, Landmark may, at its election, give written notice of such determination to each Holder which has timely delivered a Holder Request and thereupon shall be relieved of its obligation to register any Registrable Stock in connection with such registration (but not from its obligation to pay expenses in connection therewith as provided inSection 6);

                 (ii) if the registration proposed by Landmark involves an underwritten offering of the Company Securities, whether or not for sale for the account of Landmark, to be distributed (on a best efforts or firm commitment basis) by or through one or more underwriters and the managing underwriter of such underwritten offering shall advise Landmark in writing that, in its opinion, the registration of all or a specified portion of Registrable Stock concurrently with the Company Securities will adversely affect the distribution of such Company Securities by such underwriters, then Landmark may require, by written notice to each such Holder, that the distribution of all or a specified portion of such Registrable Stock be excluded from such registration.

Notwithstanding anything to the contrary contained herein, Holders shall not be entitled to registration rights under this Section 2 in respect of any registration by Landmark, whether or not for sale for its own account, if at the time Landmark proposes such registration the Registration Statement contemplated by Section 1(b) is effective.

         3. REGISTRATION PROCEDURES. Whenever Landmark is required by the provisions of this Agreement to use its commercially reasonable best efforts to effect the registration of Registrable Stock, Landmark will:

                 (a) (i) prepare and file with the Commission a Registration Statement on an appropriate form with respect to such shares as soon as practicable following written request for such registration, use its commercially reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein;

                 (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and current and to comply with the provisions of the Securities Act, with respect to the disposition of





REGISTRATION RIGHTS AGREEMENT - Page 3
the Registrable Stock, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of the Registrable Stock (individually, a "Selling Stockholder", and collectively, the "Selling Stockholders");

                 (c) furnish to each prospective Selling Stockholder such number of copies of a prospectus, in conformity with the requirements of the Securities Act, as such Selling Stockholder may reasonably request to facilitate the public sale or other disposition of the Registrable Stock owned by such Selling Stockholder;

                 (d) use its commercially reasonable best efforts to register or qualify the Registrable Stock under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as each prospective Selling Stockholder shall reasonably request, to enable such Selling Stockholder to consummate (upon the Registration Statement being declared effective by the Commission) the public sale or other disposition in such jurisdictions of the Registrable Stock owned by such Selling Stockholder; provided, however, that in no event shall Landmark be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the Registrable Stock in any jurisdiction where it is not at the time so subject;

                 (e) prior to filing any Registration Statement contemplated by this Agreement, furnish to all Selling Stockholders, copies of all documents proposed to be filed. The Selling Stockholders or their counsel shall be entitled to perform a reasonable due diligence review of the matters addressed in such documents, such review to be at the expense of the Selling Stockholders. In connection with a registration initiated pursuant to Section 1, such documents shall not be filed if the holders of a majority of the shares of Registrable Stock to be sold by the Selling Stockholders or their counsel reasonably object, in writing, to such filing on the basis that such documents do not comply in all material respects with the requirements of the Securities Act and all other applicable securities laws and the rules and regulations promulgated thereunder;

                 (f) notify each Selling Stockholder and (if requested by a Selling Stockholder) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by Landmark of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Stock for sale in any jurisdiction or the initiation or threatened initiation of any proceeding for such purpose, (iv) of the happening of any event which makes any material statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents so that,





REGISTRATION RIGHTS AGREEMENT - Page 4
in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the material statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the material statements therein, in light of the circumstances under which they were made, not misleading and (v) of Landmark's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

                 (g) use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement filed pursuant to Section 1, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Stock offered pursuant to a Registration Statement filed pursuant to Section 1 for sale in any jurisdiction, at the earliest practicable moment;

                 (h) cooperate with the Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Stock to be registered in such names as any underwriter may request at least two business days prior to any sale of Registrable Stock;

                 (i) use its commercially reasonable best efforts to cause such Registrable Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Landmark to enable the Selling Stockholders thereof to consummate the disposition of such Registrable Stock;

                 (j) use its commercially reasonable best efforts to cause all such Registrable Stock to be listed on each securities exchange on which similar securities issued by Landmark are then listed or quoted and on any inter-dealer quotation system on which similar securities issued by Landmark are then quoted; and

                 (k) cooperate in any filings to be made with the National Association of Securities Dealers, Inc.

         4.      UNDERWRITTEN OFFERINGS.

                 (a) Underwritten Offerings Upon Required Registration. Whenever a registration is for an underwritten offering, only shares of Registrable Stock which are to be distributed by the underwriters may be included in such registration.

                 (b) Underwriting Agreement. If requested by the underwriters for any underwritten offering of Registrable Stock, Landmark will enter into an underwriting agreement that shall contain such representations and warranties by Landmark and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions. The Holders of Registrable Stock on whose behalf





REGISTRATION RIGHTS AGREEMENT - Page 5

Registrable Stock is to be distributed by such underwriters shall be parties to any such underwriting agreement. No Holder of Registrable Stock shall be required by Landmark to make any representations or warranties to or agreements with Landmark or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Stock and such Holder's intended method or methods of distribution, of the type that are customarily required by an issuer or underwriter with respect to secondary distributions.

                 (c) Selection of Underwriters. If Landmark at any time proposes to register any Company Securities for sale for its own account and such securities are to be distributed by or through one or more underwriters, the selection of the underwriter(s), including, without limitation, the managing underwriter(s), shall be made by Landmark.

                 (d) Holdback Agreements. If any registration pursuant to this Agreement shall be in connection with an underwritten public offering, each Holder agrees, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Stock (other than as part of such underwritten public offering) within seven days prior to the effective date of such Registration Statement or the one hundred eightieth day after the effective date of such Registration Statement.

         5.      COOPERATION BY PROSPECTIVE SELLING STOCKHOLDERS.

                 (a) Each prospective Selling Stockholder will furnish to Landmark such information as Landmark may reasonably require from such Selling Stockholder in connection with the preparation and filing of a Registration Statement (and any prospectus included therein) pursuant to this Agreement.

                 (b) Failure of a prospective Selling Stockholder to furnish the information and agreements described in this Agreement shall not affect the obligations of Landmark under this Agreement to the remaining Selling Stockholders who furnish such information and agreements unless, in the reasonable opinion of counsel to Landmark or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the applicable Registration Statement or the underlying offering.

                 (c) Selling Stockholders will not (until further notice) effect sales of Registrable Stock after receipt of telegraphic or written notice from Landmark to suspend sales to permit Landmark to correct or update a Registration Statement or prospectus; but the obligations of Landmark with respect to maintaining a Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect. Landmark agrees to use its best efforts to promptly prepare and file any such correction or update. At the end of the period during which Landmark is obligated to keep a Registration Statement current and effective (and any extensions thereof required by the preceding sentence), the Selling Stockholders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from Landmark of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and Selling Stockholders shall notify Landmark of the number of





REGISTRATION RIGHTS AGREEMENT - Page 6
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shares registered which remain unsold immediately upon receipt of such notice from Landmark.

                 (d) Each Selling Stockholder agrees to provide Landmark with written representations of fact reasonably necessary to permit Landmark and its counsel to conclude that all sales of Registrable Stock made in connection with a registration effected pursuant to this Agreement were made in compliance with all applicable securities laws, including, without limitation, the prospectus delivery requirements of Section 5 of the Securities Act and the restrictions of Rules 10b-6 and 10b-7 promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         6. EXPENSES OF REGISTRATION. All expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for Landmark and expenses of any audits incidental to or required by any such registration, shall be borne by Landmark, except that fees and expenses of legal counsel retained by the Selling Stockholders, all underwriting discounts and commissions attributable to Registrable Stock being sold by the Selling Stockholders and all costs of any "due diligence" investigation undertaken by the Selling Stockholders shall be borne by the Selling Stockholders, pro rata according to the quantity of Registrable Stock included in such registration. Without limiting the generality of the foregoing, Landmark shall pay all of the following registration expenses: (a) Landmark's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (b) to the extent not already incurred, the fees and expenses incurred in connection with the listing of the Registrable Stock on a securities exchange or inter-dealer quotation system, (c) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (d) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Stock), (e) printing expenses and engraving expenses, (f) fees and disbursements of counsel to Landmark and customary fees and expenses for independent certified public accountants retained by Landmark and (g) the fees and expenses of any special experts retained by Landmark.

         7.      INDEMNIFICATION.

                 (a) To the extent permitted by law, Landmark will indemnify each Holder requesting or joining in a registration, each agent, officer and director of such Holders, each person controlling (within the meaning of Section 15 of the Securities Act) such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not





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misleading in the light of the circumstances in which they were made, or any violation by Landmark of any rule or regulation promulgated under the Securities Act and/or the Exchange Act, as amended, applicable to Landmark and relating to action or inaction required of Landmark in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that Landmark will not be liable in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or alleged untrue statement or omission or alleged omission made in conformity with written information furnished to Landmark by a Holder or underwriter specifically for use in such prospectus, offering circular or other document and Landmark will not be liable with respect to any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the Registration Statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b); provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Landmark, which consent shall not be unreasonably withheld.

                 (b) To the extent permitted by law, each Holder requesting or joining in a registration and each underwriter of the securities so registered will indemnify Landmark and its officers and directors and each person, if any, who controls Landmark within the meaning of Section 15 of the Securities Act, and their respective successors against all claims, losses, damages and liabilities or actions in respect thereof arising out of or based on violation of Section 5(e) hereof or any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse Landmark and each other person indemnified pursuant to this Section 7(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this Section 7(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information (including, without limitation, written negative responses to inquiries) furnished to Landmark by such Holder or underwriter specifically for use in such prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto; provided, further, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder or underwriter, as the case may be, which consent shall not be unreasonably withheld; and provided, further, that the obligations of such Holders under this Section 7(b) shall be limited to an amount equal to the proceeds to each such Holder of Registrable Stock sold as





REGISTRATION RIGHTS AGREEMENT - Page 8
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contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

                 (c) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided, further, that the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                 (d) The reimbursement required by this Section 7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                 (e) If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments as between Landmark on the one hand and a Holder on the other, in such proportion as is appropriate to reflect the relative fault of Landmark and of the Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of Landmark on the one hand and of a Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Landmark and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, a Holder shall not be required to contribute any amount in excess of the





REGISTRATION RIGHTS AGREEMENT - Page 9
total price at which the Registrable Stock of such Holder was offered to the public. No person guilty of material fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (f)      The obligation of Landmark and the Holders under this
Section 7 shall survive the completion of any offering of Registrable Stock pursuant to a Registration Statement under this Agreement, or otherwise.

         8. NOTICES. Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram or telecopy which shall be addressed, or sent, to Landmark as follows (or such other address as Landmark or any Holder may specify to Landmark and all other parties by Notice):

                 Landmark Graphics Corporation
                 15150 Memorial Drive
                 Houston, Texas  77079
                 Attention:  Corporate Secretary
                 Telecopy:  (713) 560-1383

and to the Holders at the addresses set forth below under their respective signatures.

All notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and receipt thereof is confirmed; (b) if given by overnight courier, on the business day immediately following the date on which the Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when such Notice is delivered at the address specified above.

         9. AMENDMENT. The terms of this Agreement may not be amended, modified or otherwise revised except by the written consent of Landmark and the Holders of a majority of the then-outstanding shares of Registrable Stock.

         10. COUNTERPARTS. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original. All of such counterparts together shall constitute one and the same agreement of the parties hereto.

         11. CHOICE OF LAW. This Agreement shall be governed by the internal laws of the State of Texas without regard to the principles of conflict of laws thereof and will, to the maximum extent practicable, be deemed to call for performance at the offices of Landmark in Harris County, Texas.

         12. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.





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         13.     CUMULATIVE RIGHTS.  The rights of the parties under this
Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

         14. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         15. LIMITATION ON REGISTRATION. Notwithstanding the foregoing, under no circumstances will Landmark be obligated to cause any registration effected pursuant to this Agreement to remain effective after June 2, 1997 or to include any Registrable Stock in a Registration Statement which becomes effective after such date.

         16.     ASSIGNMENT.   Neither this Agreement nor any rights hereunder
may be assigned by the Holders without the written consent of Landmark.

         17.     CONDITION PRECEDENT.   Landmark's obligations pursuant to this
Agreement are conditioned upon consummation of the Acquisition.

         NOTICE: UNDER CERTAIN CIRCUMSTANCES,SECTION 7 OF THIS AGREEMENT IMPOSES INDEMNIFICATION OBLIGATIONS ON THE PARTIES HERETO.





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
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                               LANDMARK GRAPHICS CORPORATION,
                               a Delaware corporation


                               By:             /s/ William H. Seippel
                                    Name:      William H. Seippel
                                    Title:     Vice President Finance and CFO


                               HOLDERS:


                               Printed Name:   David L. Armitage
                               Signature:      /s/ David L. Armitage
                               Address:        1285 S. Cold Springs Gulch
                                               Golden, Colorado  80401
                               Telecopy:       (303) 526-7225



                               Printed Name:   Gina G. Armitage
                               Signature:      /s/ Gina G. Armitage
                               Address:        5635 Meadow Lake Lane
                                               Houston, Texas  77056
                               Telecopy:       (___) ________



                               MINNOWBURN CORPORATION
                               By:  ARAWAK TRUST COMPANY LTD

                               Printed Name:   David Raworth, Director
                               Signature:      /s/ David Raworth
                               Address:        Arawak Chambers
                                               P. O. Box 173
                                               Road Town Tortola BVZ
                               Telecopy:       (809) 494-3384





REGISTRATION RIGHTS AGREEMENT - Page 12

                               Printed Name:   Alex Cranberg, President
                                               Antrim Resources
                               Signature:      /s/ Alex Cranberg
                               Address:        535 16th, #820
                                               Denver, Colorado  80202
                               Telecopy:       (303) 573-7340



                               Printed Name:   Meredyth R. Armitage
                               Signature:      /s/ Meredyth R. Armitage
                               Address:        115 Ridge Road
                                               Rumson, New Jersey 07760
                               Telecopy:       (___) ________



                               Printed Name:   Estate of Peter B. Seaman
                               Signature:      /s/ Nancy Seaman
                               Address:        256 Round Hill Road
                                               Greenwich, Connecticut 06830
                               Telecopy:       (914) 337-1671



                               Printed Name:   William B. Whitaker II
                               Signature:      /s/ William B. Whitaker II
                               Address:        2338 S. Hearth Drive, #21
                                               Evergreen, Colorado  80439
                               Telecopy:       (303) 674-8115



                               Printed Name:   Catherine S. Armitage
                               Signature:      /s/ Catherine S. Armitage
                               Address:        434 Knight Road
                                               Clinton Corners, NY 12514
                               Telecopy:       (914) 868-1248



                               Printed Name:   Dirk W. McDermott
                               Signature:      /s/ Dirk W. McDermott
                               Address:        7212 Birch
                                               Denver, Colorado  80207
                               Telecopy:       (303) 573-7340





REGISTRATION RIGHTS AGREEMENT - Page 13

                               Printed Name:   Mark C. McKinley
                               Signature:      /s/ Mark C. McKinley
                               Address:        400 N. St. Paul, #400
                                               Dallas, Texas  75201
                               Telecopy:       (214) 922-9033





REGISTRATION RIGHTS AGREEMENT - Page 14